Exhibit 10-5

RAMEX PORTFOLIO
LEGEND PROPERTY #4

QUITCLAIM DEED
FOR MINING CLAIMS/SITES IN OREGON

Ronald C. Gibson, Benjamin H. Erskine, Michael W. Marshall, Linda R. Hata of Prospect Silica Enterprises, Inc., with a business address at 201 Forest Creek Road, Jacksonville, Oregon, 97530-1901

for consideration paid, assigns, conveys, and quitclaims to:

Q Lotus Inc., a Nevada Corporation, with a business address at 500 N Dearborn, Unit 605, Chicago, IL, 60654

The following mining claims/sites in Jackson County, Oregon:

Claim/Site Name	BLM Serial Number
RAMEX 2	ORMC 149 084
RAMEX 3	ORMC 149 085
RAMEX 4	ORMC 149 086
RAMEX 5	ORMC 149 087
RAMEX 8	ORMC 149 089
RAMEX 9	ORMC 149 090
RAMEX 10	ORMC 149 091
RAMEX 11	ORMC 149 092
RAMEX 14	ORMC 149 094
RAMEX 15	ORMC 149 095
RAMEX 16	ORMC 149 096
RAMEX 17	ORMC 149 097
RAMEX 19	ORMC 156 974
RAMEX 20	ORMC 156 975
RAMEX 21	ORMC 156 976
RAMEX 22	ORMC 156 977
RAMEX 23	ORMC 156 978
RAMEX 24	ORMC 156 979
RAMEX 25	ORMC 156 980
RAMEX 26	ORMC 156 981

WITNESS this 23rd  day of April , 2010.

  /S/ Ronald Gibson                                                        /S/ Benjamin H. Erskine
Ronald C. Gibson                                                                           Benjamin H. Erskine

  /S/ Michael W. Marshall                                                        /S/ Linda R. Hata
Michael W. Marshall                                                                           Linda R. Hata

QUITCLAIM DEED
FOR MINING CLAIMS/SITES IN OREGON
(page 2 of 2)

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Acknowledgement for Persons
State of Oregon                                )
Jackson County                                )
  The foregoing instrument was acknowledged before me this 23rd  day of April , 2010.

By                                                                 Ronald C. Gibson, Benjamin H. Erskine, Michael W. Marshall, Linda R. Hata (Name(s) of Person(s) Acknowledging)

My commission expires:  April 22, 2011
  /S/
(seal)                                                                                 Notary Public

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Acknowledgement for Corporation
State of Oregon                                )
Jackson County                                )
  The foregoing instrument was acknowledged before me this 23rd  day of April , 2010.

By     /s/    Linda R. Hata (Name of Officer) , Secretary (Title) of Prospect Sillica Enterprises (Name of corporation) , a OR (State of Incorporation) corporation, on behalf of said corporation.

My commission expires:  April 22, 2011
  /S/ Linda R. Hata
(seal)                                                                                 Notary Public

Robert L. Salmon
P. 0. Box 1742
Rogue River, Oregon 97537

Mining Consultant

February 23, 2010

Ron Gibson
POB 400
Rogue River, OR 97537

Re: Silica Deposit in the Prospect Ranger District Quartz Mountain and Subsequent Correspondence per RAMEX claims

Dear Ron,

I am so glad to see you are progressing on the Quartz Mountain property. If I understand what you want from me, I will explain as follows; you want my considered opinion of the estimated value of 400 acres of the total reserves of silica claims on Quartz Mountain.

Reference is made to my letters of October 31, 2005 and February 29, 2008. Any mineral deposit value is predicated on the value and demand at the time the opinion is given. That being said, the value of the claims has doubled since I last examined them in October of 2005. The volume has not changed-nor will it.

The amount of tonnage in the 400 acre block at 100 feet depth equals approximately 175,000,000 tons today worth $80/ton or $14B. This is by no means the total of the deposit.

As you and I discussed, when standing on the lower end of your claims, we could see the exposed silica on three sides at over 500 feet in elevation. In my opinion, there is at least 5 times the amount as stated above. This is what I believe and seems to be consistent with the opinion of other geologist reports.

Ron, you know I am conservative by nature but I have never seen a deposit of this magnitude. If I can be of further assistance, please advise.

[Ed. Note: The 400 acres are comprised of claims Ramex #2, #3, #4, #5, #8, #9, #10, #11, #14, #15, #16, #17, #19, #20, #21, #22, #23, #24, #25, #26]

Sincerely,

/S/Robert L. Salmon

Robert L. Salmon

Robert L. Salmon
P.O. Box 1742
Rogue River. Oregon  97537
(541)-855-7403

Resume

I, Rooert Salmon, am a constitutional councilor of law, having been called upon numerous times to testify both for and against the government as an expert witness.

I have been a private investigator for a mining attorney and other clients for the past 30 years. My duties included mineral claim examiner and the certification or mineral claims records.

As a mining consultant, I have hands on experience from the staking of mineral claims through the prototype into final production.

In the past 40 years, I have done hundreds of mineral evaluations on both precious metal and industrial mineral properties, from Canada to Mexico.

I have had the pleasure of working with some of the finest professional people in the business,

/S/ Robert L. Salmon

Robert L. Salmon

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Mineral Rights Agreement

This agreement is by and between Prospect Silica Enterprisess Inc. hereinafter referred to as "transferor" and Q Lotus, Inc. hereinafter referred to as "transferee."  Transferor agrees to transfer all "rights, title and interest" in the attached exhibit describing the asset(s) to transferee for real and valuable consideration.  Transferor represents he/she is the rightful holder of the assets to be transferred and further that said asset(s) are free of any liens, encumbrances or debts.  Transferor further represents to transferee the assets are not the subject of any lawsuits currently filed or anticipated to be filed in the future.

In exchange for the unencumbered transfer of all rights, title and interest in the described asset(s), transferee has agreed to a revenue sharing agreement with transferor to be derived from the use of the asset(s).  Said usage will include but not be limited to mining and extraction of minerals from subject properties and sale of said minerals.  Additionally, mineral extractions might be utilized as collateral for loans or might back securities offerings or be hypothecated in a variety of ways.

Transferor agrees to share with transferee, (in accordance with revenue sharing agreement), whatever monetary value received by transferor in conjunction with the asset(s) herein described after deduction of all expenses.  Transferor agrees to protect the value of the asset(s) being transferred and to utilize said asset(s) in a responsible manner to achieve maximum value to be shared by transferor and transferee.

Transferor and transferee agree to continue to work in cooperation with each other now and in the future to maximize asset value for their mutual benefit.

Q Lotus Inc

  /S/____Marckensie Theresias                                            May 10, 2010

Markensie Theresias

  /S/____Ron Gibson                                                            May 7, 2010

_____Ron Gibson, President___

  /S/__Ben Erskine, Sr.__                                                    May 7, 2010

_____Ben Erskine, Sr. V.P._______

  /S/  Mike Marsahll                                                            May 7, 2010

_____Mike Marshall, Treasurer

  /S/   Linda Hata                                                                May 7, 2010

_____Linda Hata, Secretary_______

Letter Agreement

Reference is hereby made to the “revenue sharing agreement” recited in the Mineral Rights Agreement dated May 7, 2010 by and between Prospect Silica Enterprisess Inc. (“transferor”) and Q Lotus, Inc. (“transferee”) hereinafter referred to as “The Parties.”

The Parties hereby agree that the transferor shall be paid thirty percent (30%) of the Net Revenue (gross revenue less all related expenses.)

The transferred assets include the following BLM Claims:

Serial Number	Claim Name	Serial Number	Claim Name
ORMC 149 084	RAMEX 2	ORMC 149 096	RAMEX 16
ORMC 149 085	RAMEX 3	ORMC 149 097	RAMEX 17
ORMC 149 086	RAMEX 4	ORMC 156 974	RAMEX 19
ORMC 149 087	RAMEX 5	ORMC 156 975	RAMEX 20
ORMC 149 089	RAMEX 8	ORMC 156 976	RAMEX 21
ORMC 149 090	RAMEX 9	ORMC 156 977	RAMEX 22
ORMC 149 091	RAMEX 10	ORMC 156 978	RAMEX 23
ORMC 149 092	RAMEX 11	ORMC 156 979	RAMEX 24
ORMC 149 094	RAMEX 14	ORMC 156 980	RAMEX 25
ORMC 149 095	RAMEX 15	ORMC 156 981	RAMEX 26

Understood & Agreed To:

Prospect Silica Enterprisess Inc.

By:                                                                  /S/  Ron Gibson                                             05/15/2010
Ron Gibson, President                                                                    Date
By:                                                                  /S/ Ben Erskine Sr.                                        05/15/2010
Ben Erskine, Sr. V.P.                                                                    Date

By:                                                                  /S/ Mike Marshall                                         05/15/2010
Mike Marshall, Treasurer                                                                                                    Date

By:                                                                  /S/  Linda Hata                                             05/15/2010
Linda Hata, Secretary                                                                    Date

Q Lotus, Inc.

By:                                                                  /S/  Marckensie Theresias                           6/7/2010
Marckensie Theresias                                                                    Date

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